UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2023

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Road, Suite 200
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On September 19, 2023, the Board of Directors (the “Board”) of Purple Innovation, Inc. (the “Company”) appointed Todd Vogensen to serve as the Chief Financial Officer of the Company, effective October 16, 2023.

Prior to joining Purple, Mr. Vogensen, age 54, served as an Executive Vice President and CFO for Party City Holdings Inc. from February 2020 to the present. Prior to that he served as Executive Vice President, CFO, and Assistant Corporate Secretary of Chico’s FAS, Inc. from June 2014 to January 2020. He also served as Vice President and subsequently Senior Vice President at Chico’s FAS, Inc. from October 2009 to June 2014. From January 2005 to October 2009, he served in various financial management roles of increasing responsibility and ultimately as a Vice President at Michael Stores, Inc.. Mr. Vogensen previously held financial management positions at Gap, Inc., Flextronics, Hewlett Packard Company and PricewaterhouseCoopers LLP. Mr. Vogensen has a Bachelor of Science degree in accounting from Arizona State University. There are no related party transactions between Mr. Vogensen and the Company as defined in Item 404(a) of Regulation S-K. There are no family relationships between Mr. Vogensen and any other director, executive officer or person nominated or chosen to be a director or executive officer of the Company.

In connection with his appointment as Chief Financial Officer, the Company and Mr. Vogensen entered into an offer letter (the “Offer Letter”) effective September 19, 2023. The Offer Letter provides that Mr. Vogensen will report to the CEO. Under the terms of the Offer Letter, Mr. Vogensen will receive compensation comprised of (1) base pay of $600,000 annually, (2) a signing bonus of $100,000 the first half of which to be paid upon completion of thirty days of employment and the second half to be paid upon completion of six months of employment, provided that if Mr. Vogensen’s employment is terminated by the Company for cause or by Mr. Vogensen by his own choice within 24 months, he will reimburse the Company a prorated portion of such signing bonus, (3) participation in the Company’s short-term cash incentive plan starting in 2024 with a target of 75% of annual base salary, and (4) beginning in 2024 participation in the Company’s long-term equity incentive plan in an amount of 75% of base salary, split between restricted stock units and performance stock units. In addition, the Company agreed to grant to Mr. Vogensen, on the first day trading is allowed under the Company’s Insider Trading Policy on or after his start date, a one-time equity inducement grant valued at $600,000 determined by using the 30-consecutive-trading-day volume weighted average price at close of market on the date of the grant as an inducement grant outside the Company’s 2017 Equity Incentive Plan in accordance with the Nasdaq inducement grant exception found in Nasdaq Listing Rule 5635(c)(4). This grant will be awarded sixty-five percent in performance stock units (“PSUs”) and thirty-five percent in restricted stock units (“RSUs”). The PSUs have a three-year cliff vesting schedule and are contingent upon the stock price achieving certain performance thresholds. The PSUs will not vest until the end of a three-year vesting period and are contingent upon the stock price achieving certain performance thresholds at the end of that three-year period using a formula that is consistent with the formula used for PSU grants to others, as determined by the Board. The RSUs have a vesting schedule of 1/3rd vesting every 12 months on the anniversary of the grant. The Company will also reimburse him reasonable travel costs related to commuting from New York to the Company’s Utah headquarters for one year. The Company will also pay Mr. Vogensen’s relocation costs from New York to Utah incurred within twelve months of his start date and, if needed, $5,000 additional for a move from a temporary Utah residence to a permanent Utah residence. Mr. Vogensen will also participate in benefits generally available to the Company’s employees such as its 401(k) plan, paid time off, holidays, and perks. The foregoing summary of the Offer Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Offer Letter, a copy of which is attached as Exhibit 10.1 to this report and is incorporated by reference herein.

Reassignment of Interim Chief Financial Officer

On October 16, 2023, in connection with the appointment of Mr. Vogensen, Bennett Nussbaum, who currently serves as the Company’s Interim Chief Financial Officer, will assume the role Chief Transformation Officer for the Company, as provided in his Second Consultancy Agreement dated August 11, 2022. Mr. Nussbaum will continue to receive compensation on the same terms as currently received for his service as Interim Chief Financial Officer.

ITEM 7.01 REGULATION FD DISCLOSURE.

On September 21, 2023, the Company issued a press release announcing the appointment of Todd Vogensen as the Company’s Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
Number	Description of Exhibit
10.1	Offer Letter entered into between Purple Innovation, LLC and Todd Vogensen dated September 19, 2023

99.1	Press Release issued by the Company dated September 21, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2023	PURPLE INNOVATION, INC.

	By:	/s/ Casey McGarvey
Casey McGarvey Chief Legal Officer

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